EXHIBIT 99.5

                               Unaudited Segment

                     Financial Data of Cendant Corporation

The related financial data of Cendant Corporation ("Company") presented below has been derived from unaudited consolidated financial statements which, in the opinion of management, includes all adjustments necessary for a fair presentation of such financial results for each of the interim periods presented. The following results are not necessarily indicative of results which may be expected for any other interim period or for the year as a whole. The information shown below is qualified in its entirety by, and should be used in conjunction with the related consolidated financial statements of the Company including the related footnotes thereto, to be filed by the Company on August 14, 1998 in a Form 10-Q for the quarter ending June 30, 1998 and the amended Form 10-K/A for the year ended December 31, 1997 and amended Form 10-Q/A for the quarter ending March 31, 1998 which are expected to be filed by the end of August 1998.


CENDANT CORPORATION
COMPARATIVE REVENUE DRIVER ANALYSIS
(Revenue & EBITDA $ in millions)
                                            1st Quarter                                    2nd Quarter
--------------------------------------------------------------------------------------------------------------------------
                                       1997             1998           %         1997            1998            %
--------------------------------------------------------------------------------------------------------------------------
Lodging

    Royalties Worldwide               $ 36.7             $ 38.9      6%           $ 47.6          $ 50.3       6%
    Fund/Other                          53.1               55.8      5%             60.5            66.9      11%
-----------------------------------------------------------------------------------------------------------------------
         Total Revenue                  89.8               94.7      5%            108.1           117.2       8%
-----------------------------------------------------------------------------------------------------------------------

    EBITDA (1)                        $ 43.1             $ 50.8     18%           $ 51.4          $ 63.7      24%

    Rooms Worldwide                  480,599            488,206      2%          488,145         496,706       2%
    Royalty per Available Room       $ 76.46            $ 79.70      4%          $ 97.57        $ 101.27       4%
-----------------------------------------------------------------------------------------------------------------------
    Total Royalty                     $ 36.7             $ 38.9      6%           $ 47.6          $ 50.3       6%
-----------------------------------------------------------------------------------------------------------------------

Timeshare

    Member/Exchange Fees              $ 80.7             $ 87.1      8%           $ 73.8          $ 80.0       8%
    Other                               13.1               19.2     47%             11.5            14.0      22%
-----------------------------------------------------------------------------------------------------------------------
        Total Revenue                   93.8              106.3     13%             85.3            94.0      10%
-----------------------------------------------------------------------------------------------------------------------

    EBITDA (1)                        $ 28.3             $ 42.1     49%           $ 27.4          $ 33.3      22%

    Number of Exchanges              475,086            492,436      4%          405,120         411,711       2%
    Annual Number of Exchanges     1,900,344          1,969,744      4%        1,620,480       1,646,844       2%
    Average Members                2,039,811          2,177,050      7%        2,049,972       2,186,424       7%
-----------------------------------------------------------------------------------------------------------------------
    Total Units                    3,940,155          4,146,794      5%        3,670,452       3,833,268       4%
    Average Fee                      $ 20.47            $ 21.01      3%          $ 20.11         $ 20.87       4%
-----------------------------------------------------------------------------------------------------------------------
    Total Member/Exchange Fees        $ 80.7             $ 87.1      8%           $ 73.8          $ 80.0       8%
-----------------------------------------------------------------------------------------------------------------------

Car Rental

    Royalties                         $ 19.9             $ 23.7     19%           $ 24.3          $ 25.7       6%
    Other                               14.6               21.4     47%             14.3            22.5      57%
-----------------------------------------------------------------------------------------------------------------------
        Total Revenue                   34.5               45.1     31%             38.6            48.2      25%
-----------------------------------------------------------------------------------------------------------------------

    EBITDA (1)                        $ 20.4             $ 30.8     51%           $ 25.2          $ 32.1      27%

    Rental days                   12,821,008         12,464,857     -3%       13,340,886      13,867,489         4%
    Royalty per Rental day            $ 1.55             $ 1.90     22%           $ 1.82          $ 1.85      2%
-----------------------------------------------------------------------------------------------------------------------
    Total Royalty                     $ 19.9             $ 23.7     19%           $ 24.3          $ 25.7       6%
-----------------------------------------------------------------------------------------------------------------------

Fleet Management

    Total Revenue                     $ 80.8             $ 82.7      2%           $ 65.7          $ 80.8      23%

    EBITDA (1)                        $ 35.8             $ 41.9     17%           $ 28.2          $ 37.2      32%

    Number of Cars/Cards           1,524,585          2,166,659     42%        1,549,975       2,245,550        45%
    Revenue per Car/Card             $ 52.99            $ 38.19    -28%          $ 42.38         $ 35.97    -15%
-----------------------------------------------------------------------------------------------------------------------
    Total Revenue                    $ 80.8              $ 82.7      2%           $ 65.7          $ 80.8      23%
-----------------------------------------------------------------------------------------------------------------------






     3rd Quarter      4th Quarter             Total
------------------------------------------------------
       1997               1997               1997
------------------------------------------------------


        $ 57.2             $ 40.0           $ 181.6
          67.3               61.5             242.4
-----------------------------------------------------
         124.5              101.5             424.0
-----------------------------------------------------

        $ 58.2             $ 53.4           $ 206.1

       497,020            503,183           492,254
      $ 115.09            $ 79.45          $ 368.83
-----------------------------------------------------
        $ 57.2             $ 40.0           $ 181.6
-----------------------------------------------------



        $ 77.1             $ 72.2           $ 303.8
           9.8                8.1              42.5
------------------------------------------------------
          86.9               80.3             346.3
------------------------------------------------------

        $ 31.3             $ 26.1           $ 113.1

       406,936            360,825         1,647,967
     1,627,744          1,443,300         1,647,967
     2,074,412          2,089,700         2,155,795
------------------------------------------------------
     3,702,156          3,533,000         3,803,762
       $ 20.83            $ 20.44           $ 79.86
------------------------------------------------------
        $ 77.1             $ 72.2           $ 303.8
------------------------------------------------------



        $ 27.4             $ 23.7            $ 95.3
          14.0               12.0              54.9
---------------------------------------------------
          41.4               35.7             150.2
---------------------------------------------------

        $ 28.0             $ 23.1            $ 96.7

    15,021,195         12,506,732        53,689,821
        $ 1.82             $ 1.89            $ 1.77
---------------------------------------------------
        $ 27.4             $ 23.7            $ 95.3
---------------------------------------------------



        $ 59.8             $ 65.5           $ 271.8

        $ 21.6             $ 21.7           $ 107.3

     1,577,602          1,590,470         1,560,657
       $ 37.91            $ 41.18          $ 174.15
---------------------------------------------------
        $ 59.8             $ 65.5           $ 271.8
---------------------------------------------------







CENDANT CORPORATION
COMPARATIVE REVENUE DRIVER ANALYSIS
(Revenue & EBITDA $ in millions)

                                                               1st Quarter                                  2nd Quarter
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1997                   1998           %        1997           1998            %
-----------------------------------------------------------------------------------------------------------------------------------
Other Travel (NPC and Global Refund)

    Total Revenue                                $ 17.5                 $ 18.9          8%      $ 22.0         $ 135.0         514%

    EBITDA (1)                                    $ 4.3                  $ 2.6        -40%       $ 7.9          $ 30.3         284%

Total Travel (excluding Hebdo Mag)

    Revenue                                     $ 316.4                $ 347.7         10%     $ 319.7         $ 475.2          49%

    EBITDA (1)                                  $ 131.9                $ 168.2         28%     $ 140.1         $ 196.6          40%

Hebdo Mag

    Revenue                                      $ 45.6                 $ 62.8         38%      $ 48.9          $ 74.4          52%

    EBITDA (1)                                   $ 12.2                 $ 15.7         29%      $ 11.7          $ 23.8         103%

Total Travel (including Hebdo Mag)

    Revenue                                     $ 362.0                $ 410.5         13%     $ 368.6         $ 549.6          49%

    EBITDA (1)                                  $ 144.1                $ 183.9         28%     $ 151.8         $ 220.4          45%




     3rd Quarter     4th Quarter      Total
-----------------------------------------------
           1997          1997           1997
-----------------------------------------------


        $ 28.2          $ 25.2         $ 92.9

         $ 7.6           $ 4.5         $ 24.3



       $ 340.8         $ 308.2      $ 1,285.1

       $ 146.7         $ 128.8        $ 547.5



        $ 51.3          $ 62.7        $ 208.5

        $ 12.3          $ 14.2         $ 50.4



       $ 392.1         $ 370.9      $ 1,493.6

       $ 159.0         $ 143.0        $ 597.9



CENDANT CORPORATION
COMPARATIVE REVENUE DRIVER ANALYSIS
(Revenue & EBITDA $ in millions)



                                                          1st Quarter                          2nd Quarter
--------------------------------------------------------------------------------------------------------------------------
                                                   1997              1998           %    1997       1998             %
--------------------------------------------------------------------------------------------------------------------------

Real Estate Franchise

    Royalties Worldwide                          $ 48.3            $ 71.1         47%      $ 74.6     $ 108.7       46%
    Other                                           7.1              13.2         86%         9.1        22.8      151%
--------------------------------------------------------------------------------------------------------------------------
         Total Revenue                             55.4              84.3         52%        83.7       131.5       57%

    EBITDA (1)                                   $ 28.9            $ 58.4        102%      $ 57.3     $ 102.7       79%

    Closed sides Domestic                       265,896           322,995         21%     402,386     498,893         24%
    Avg Price                                 $ 118,362         $ 135,445         14%   $ 122,285   $ 142,735         17%
    Adj Royalty Rate (roy x comm)                 0.15%             0.16%        0.01       0.15%       0.15%      0.00
--------------------------------------------------------------------------------------------------------------------------
    Total Royalties                              $ 48.3            $ 71.1         47%      $ 74.6     $ 108.7       46%
--------------------------------------------------------------------------------------------------------------------------


Relocation Services

    Total Revenue                                $ 85.2            $ 99.7         17%     $ 103.4     $ 110.2        7%

    EBITDA (1)                                   $ 15.9            $ 27.2         71%      $ 27.2      $ 26.5       -3%

Mortgage Services

    Production Fees                              $ 19.2            $ 53.7        180%      $ 30.8      $ 80.4      161%
    Service Fees                                   14.4              24.3         68%        11.7        13.6       16%
--------------------------------------------------------------------------------------------------------------------------
         Total Revenue                             33.6              78.0        132%        42.5        94.0      121%

    EBITDA (1)                                   $ 14.2            $ 37.3        163%      $ 19.9      $ 44.6      124%

    Production Loan Closings (000's)            $ 1,783           $ 4,615          159%   $ 2,480     $ 6,576        165%
    Avg Fee - Basis Points                        107.6             116.4          8%       124.1       122.2       -2%

    Avg Servicing Loan Portfolio               $ 25,103          $ 30,908           23%  $ 25,636    $ 34,004         33%
    Avg Fee - Basis Points                          5.8               7.6         31%         4.6         4.0      -13%

New Mover

    Total Revenue                                $ 16.8            $ 17.1          2%      $ 17.2      $ 19.2       12%

    EBITDA (1)                                    $ 1.9             $ 1.1        -42%       $ 2.5       $ 2.7        8%

Total Real Estate

    Revenue                                     $ 191.1           $ 279.1         46%     $ 246.8     $ 354.9       44%

    EBITDA (1)                                   $ 60.9           $ 124.0        104%     $ 106.9     $ 176.5       65%


    3rd Quarter     4th Quarter      Total
-------------------------------------------
        1997          1997           1997
-------------------------------------------



        $ 85.8       $ 85.2       $ 293.9
          12.5         12.0          40.7
----------------------------------------
          98.3         97.2         334.6

        $ 72.6       $ 68.1       $ 226.9

       438,120      431,423     1,537,825
     $ 131,285    $ 130,909     $ 126,590
         0.15%        0.15%         0.15%
----------------------------------------
        $ 85.8       $ 85.2       $ 293.9
----------------------------------------




       $ 112.0      $ 101.8       $ 402.4

        $ 36.6       $ 23.8       $ 103.5



        $ 35.0       $ 33.2       $ 118.2
          16.6         18.3          61.0
----------------------------------------
          51.6         51.5         179.2

        $ 20.8       $ 19.8        $ 74.7

       $ 3,547      $ 3,907      $ 11,717
          98.7         84.9         100.8

      $ 27,074     $ 28,999      $ 26,703
           6.1          6.3          22.9



        $ 19.3       $ 18.3        $ 71.6

         $ 3.4        $ 2.4        $ 10.2



       $ 281.2      $ 268.8       $ 987.9

       $ 133.4      $ 114.1       $ 415.3





CENDANT CORPORATION
COMPARATIVE REVENUE DRIVER ANALYSIS
(Revenue & EBITDA $ in millions)



                                                          1st Quarter                          2nd Quarter
------------------------------------------------------------------------------------------------------------------------
                                                   1997            1998           %       1997       1998         %
------------------------------------------------------------------------------------------------------------------------

Individual

    Revenue                                     $ 168.3          $ 187.5         11%    $ 167.3     $ 206.2      23%

    EBITDA (1)                                    $ 7.6           $ 21.8        187%      $ 5.4      $ 21.1     291%

Insurance/Wholesale

    Revenue                                     $ 116.5          $ 135.8         17%    $ 129.4     $ 138.7       7%

    EBITDA (1)                                   $ 25.9           $ 41.7         61%     $ 31.9      $ 43.5      36%

Lifestyle

    Revenue                                      $ 73.2           $ 67.2         -8%     $ 59.2      $ 66.7      13%

    EBITDA (1)                                    $ 2.1          $ (14.4)      -786%    $ (11.7)     $ (8.4)     28%

Total Alliance Marketing

    Revenue                                     $ 358.0          $ 390.5          9%    $ 355.9     $ 411.6      16%

    EBITDA (1)                                   $ 35.6           $ 49.1         38%     $ 25.6      $ 56.2     120%



  3rd Quarter     4th Quarter      Total
-----------------------------------------
       1997          1997           1997
-----------------------------------------



     $ 168.9       $ 171.0       $ 675.5

      $ (1.3)       $ 31.8        $ 43.5



     $ 124.8       $ 140.0       $ 510.7

      $ 29.5        $ 28.3       $ 115.6



     $ 149.2       $ 135.9       $ 417.5

      $ 51.4        $ 21.3        $ 63.1



     $ 442.9       $ 446.9     $ 1,603.7

      $ 79.6        $ 81.4       $ 222.2






    Note:  Driver information for Individual and Insurance/Wholesale will be made available later in the third quarter.


CENDANT CORPORATION
COMPARATIVE REVENUE DRIVER ANALYSIS
(Revenue & EBITDA $ in millions)

                                            1st Quarter                                    2nd Quarter
-----------------------------------------------------------------------------------------------------------------------
                                       1997             1998           %         1997            1998            %
-----------------------------------------------------------------------------------------------------------------------

Other (excluding Software)

    Revenue                             $ 92.3        $ 137.6         49%         $ 101.6         $ 64.6         -36%

    EBITDA                              $ 21.2         $ 89.0        320%          $ 41.0         $ 16.4         -60%

Software

    Revenue                             $ 64.3         $ 95.9         49%          $ 50.8        $ 130.5         157%

    EBITDA                               $ 5.9        $ (20.1)      -441%          $ (4.5)         $ 0.7         116%


Total Other (including Software)

    Revenue                            $ 156.6        $ 233.5         49%         $ 152.4        $ 195.1          28%

    EBITDA                              $ 27.1         $ 68.9        154%          $ 36.5         $ 17.1         -53%





     3rd Quarter      4th Quarter             Total
---------------------------------------------------------
       1997               1997               1997
---------------------------------------------------------



     $ 126.8             $ 72.2            $ 392.9

      $ 61.9             $ (8.0)           $ 116.1



      $ 62.5            $ 134.8            $ 312.4

       $ 0.2             $ 49.9             $ 51.5




     $ 189.3            $ 207.0            $ 705.3

      $ 62.1             $ 41.9            $ 167.6









    Note:  Other Segment includes Jackson Hewitt, Wizcom, Essex, Wright Express and Corporate.


    (1)  Earnings before interest, taxes, depreciation, merger and unusual charges and investigation costs.

